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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (No. 333-05567) of our report dated July 17, 1998, included in Haskel International, Inc.'s Form 10-K for the year ended May 30, 1998 and to all references to our firm in this Registration Statement.



PRICE WATERHOUSE
Chartered Accountants
and Registered Auditors

Newcastle upon Tyne
United Kingdom
August 19, 1998